Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Record Net Income in Second Quarter 2018

Stamford, CT – August 8, 2018 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net Income of $32.1 million, or $1.07 per diluted share, for the three months ended June 30, 2018 compared to $20.5 million, or $0.69 per diluted share, for the same period in 2017. Net Operating Earnings1 were $27.6 million, or $0.92 per diluted share, for the three months ended June 30, 2018 compared to $19.7 million, or $0.66 per diluted share, for the same period in 2017.

Gross Written Premiums and Net Written Premiums for the three months ended June 30, 2018 were $497.2 million and $379.3 million, respectively, increasing 10.0% and 13.8%, respectively, from the comparable period in 2017. The Combined Ratio for the three months ended June 30, 2018 was 96.0%, compared to 97.3% for the same period in 2017.

Net Investment Income for the three months ended June 30, 2018 was $24.6 million, an increase of 10.5% as compared to the same period in 2017. The annualized pre-tax investment yield, excluding Total Net Realized and Unrealized Gains and Losses recognized in the Results of Operations, was 2.8% for the three months ended June 30, 2018 and 2017.

Other Income (Loss) for the three months ended June 30, 2018 was $2.6 million, compared to $(0.4) million for the same period in 2017. Other Income (Loss) primarily consists of realized and unrealized foreign exchange gains and losses.

Stan Galanski, President and Chief Executive Officer, commented, “We are very pleased with our financial results and operating performance for the second quarter. We continued to achieve profitable underwriting results and double digit premium growth, led by our U.S. Insurance and GlobalRe segments. While the market remains competitive, we are encouraged by both positive renewal price movement for most of our specialty product lines during the quarter as well as by the number of insurers exiting unprofitable product lines, especially in the London market. Our investments continued to perform well, with Net Investment Income up 10.5% for the quarter and six months. During the quarter we completed the acquisition of Belgium based ASCO and BDM, a key to our future growth in the European Union.”

On June 7, 2018, the Company acquired 100% ownership interest in Bracht, Deckers & Mackelbert NV (“BDM”), a specialty underwriting agency, and its affiliated insurance company, Assurances Continentales – Continentale Verzekeringen NV (“ASCO”). The acquisition of BDM/ASCO was undertaken as part of the Company’s strategy of expanding to more brokers and insureds across Europe and reinforces the Company’s presence in the European Union’s single market. We anticipate that this will enable the Company to better serve its European clients after Brexit and will also provide an opportunity for BDM and ASCO to reach a wider European audience.

For the six months ended June 30, 2018 the Company reported Net Income of $63.0 million, or $2.09 per diluted share compared to $41.6 million, or $1.39 per diluted share, for the same period in 2017. Net Operating Earnings1 were $60.5 million, or $2.01 per diluted share, for the six months ended June 30, 2018 compared to $40.1 million, or $1.34 per diluted share, for the same period in 2017.

Gross Written Premiums and Net Written Premiums for the six months ended June 30, 2018 were $992.5 million and $772.6 million, respectively, increasing 10.0% and 15.2%, respectively, from the comparable period in 2017. The Combined Ratio for the six months ended June 30, 2018 was 95.0%, compared to 96.9% for the same period in 2017.

1 Net Operating Earnings is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

August 8, 2018

Net Investment Income for the six months ended June 30, 2018 was $48.3 million, an increase of 10.5% as compared to the same period in 2017. The annualized pre-tax investment yield, excluding Total Net Realized and Unrealized Gains and Losses recognized in the Results of Operations, was 2.8% for the six months ended June 30, 2018 compared to 2.7% for the same period in 2017.

Other Income for the six months ended June 30, 2018 was $2.5 million, compared to $0.7 million for the same period in 2017. Other Income for the six months ended June 30, 2018 included revenue from the sale of renewal rights for the Company’s fixed-premium protection and indemnity (“P&I”) business as well as net realized and unrealized foreign exchange gains. Other Income for the same period in 2017 primarily consisted of net realized and unrealized foreign exchange gains.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an effective duration of 3.5 years as of June 30, 2018. As of June 30, 2018, Net Unrealized Losses within the Available-For-Sale investment portfolio recognized in Accumulated Other Comprehensive Income were $30.1 million, a change of $71.6 million, compared to Net Unrealized Gains of $41.5 million as of December 31, 2017. Included in this change was the reclassification of $11.8 million of net unrealized gains, before tax, from Accumulated Other Comprehensive Income to Retained Earnings as a result of adopting ASU 2016-01.

The Company recognized $3.1 million of Total Net Realized and Unrealized Gains within the Results of Operations for the three months ended June 30, 2018, compared to $1.7 million for the same period in 2017. The Net Realized and Unrealized Gains within the Results of Operations for the three months ended June 30, 2018 included $1.3 million of Net Unrealized Gains on Equity Securities. For the six months ended June 30, 2018 the Company recognized $1.1 million of Total Net Realized and Unrealized Gains within the Results of Operations, compared to $1.7 million for the same period in 2017. The Net Realized and Unrealized Gains within the Results of Operations for the six months ended June 30, 2018 included $1.9 million of Net Unrealized Losses on Equity Securities.

The effective tax rate was 19.3% and 18.1% for the three and six months ended June 30, 2018, respectively, which compares to 25.4% and 26.0% for the same periods in 2017, with the decrease being primarily a result of changes related to 2017 tax reform.

Stockholders’ Equity was $1.2 billion, or $41.49 per share, as of June 30, 2018 compared to $40.96 per share, as of March 31, 2018, and $41.55 per share, as of December 31, 2017.

During the three months ended June 30, 2018, the Company declared and paid a quarterly cash dividend of $0.07 per share of Common Stock.

The Company will hold a conference call on Thursday, August 9, 2018 starting at 8:30 a.m. (ET) to discuss the 2018 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may also connect to the webcast at: https://edge.media-server.com/m6/p/spw5hg2q

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. These forward-looking statements include statements on the financial impact of tax reform. We continue to assess the tax accounting effects of tax reform. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Six Months Ended
amounts in thousands, except per share amounts	June 30,			June 30,
Results of Operations	2018	2017	Change	2018	2017	Change

Gross Written Premiums	$497,236	$452,179	10.0%	$992,460	$902,484	10.0%
Net Written Premiums	379,292	333,282	13.8%	772,554	670,445	15.2%

Revenues:
Net Earned Premiums	$331,015	$293,835	12.7%	$653,642	$579,966	12.7%
Net Investment Income	24,601	22,265	10.5%	48,303	43,713	10.5%
Net Realized and Unrealized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	(18)	29	NM	(55)	(1,048)	(94.7%)
Portion of Loss Recognized in Other Comprehensive Income (Before Tax)	18	(29)	NM	55	(45)	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	—	—	NM	—	(1,093)	NM
Net Realized Gains on Investments Sold	1,787	1,694	5.5%	2,956	2,743	7.7%
Net Unrealized Gains (Losses) on Equity Securities at Fair Value	1,329	—	NM	(1,852)	—	NM
Total Net Realized and Unrealized Gains	3,116	1,694	83.9%	1,104	1,650	(33.1%)
Other Income (Loss)	2,628	(411)	NM	2,511	657	NM
Total Revenues	$361,360	$317,383	13.9%	$705,560	$625,986	12.7%

Expenses:
Net Losses and Loss Adjustment Expenses	$196,333	$177,110	10.9%	$382,478	$346,710	10.3%
Commission Expenses	53,193	48,173	10.4%	107,345	96,017	11.8%
Other Operating Expenses	68,182	60,766	12.2%	131,108	119,304	9.9%
Interest Expense	3,864	3,861	0.1%	7,728	7,722	0.1%
Total Expenses	$321,572	$289,910	10.9%	$628,659	$569,753	10.3%

Income Before Income Taxes	$39,788	$27,473	44.8%	$76,901	$56,233	36.8%

Income Tax Expense	7,684	6,971	10.2%	13,919	14,621	(4.8%)

Net Income	$32,104	$20,502	56.6%	$62,982	$41,612	51.4%

Per Share Data

Net Income Per Common Share:
Basic	$1.08	$0.70	55.2%	$2.12	$1.42	49.9%
Diluted	$1.07	$0.69	55.6%	$2.09	$1.39	50.1%

Average Common Shares Outstanding:
Basic	29,733	29,470		29,664	29,377
Diluted	30,103	29,918		30,143	29,897

Underwriting Ratios
Loss Ratio	59.3%	60.3%		58.5%	59.8%
Expense Ratio	36.7%	37.0%		36.5%	37.1%
Combined Ratio	96.0%	97.3%		95.0%	96.9%

Balance Sheet Data	June 30,	March 31,		June 30,	December 31,
	2018	2018		2018	2017
Stockholders' Equity	$1,234,084	$1,216,952	1.4%	$1,234,084	$1,225,965	0.7%
Book Value per Share	$41.49	$40.96	1.3%	$41.49	$41.55	(0.1%)

NM - Percentage change not meaningful.

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

(Unaudited)

In this release, we present Net Operating Earnings, which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings is comprised of Net Income excluding After-Tax Total Net Realized and Unrealized Gains (Losses), After-Tax Foreign Exchange Gains (Losses), and the Net Gain on Disposition of Product Line recognized in the Results of Operations.

We believe this presentation enhances the understanding of the results of operations by highlighting the underlying profitability of the business and enables investors and other users of the financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings:

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income	$39,788	$(7,684)	$32,104	$27,473	$(6,971)	$20,502	56.6%
Adjustments to Net Income:
Total Net Realized and Unrealized Losses	(3,116)	654	(2,462)	(1,694)	593	(1,101)	123.7%
FX Losses (Gains)	(2,586)	543	(2,043)	463	(162)	301	NM
Net Operating Earnings	$34,086	$(6,487)	$27,599	$26,242	$(6,540)	$19,702	40.1%

Average Common Shares Outstanding:
Basic			29,733			29,470
Diluted			30,103			29,918

Net Operating Earnings per Common Share:
Basic			$0.93			$0.67
Diluted			$0.92			$0.66

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

NM - Percentage change not meaningful.

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	YTD
Net Income	$76,901	$(13,919)	$62,982	$56,233	$(14,621)	$41,612	51.4%
Adjustments to Net Income:
Total Net Realized and Unrealized Losses	(1,104)	232	(872)	(1,650)	578	(1,072)	(18.6%)
FX Losses (Gains)	(1,064)	223	(841)	(660)	231	(429)	96.1%
Net Gain on Disposition of Product Line	(948)	199	(749)	—	—	—	NM
Net Operating Earnings	$73,785	$(13,265)	$60,520	$53,923	$(13,812)	$40,111	50.9%

Average Common Shares Outstanding:
Basic			29,664			29,377
Diluted			30,143			29,897

Net Operating Earnings per Common Share:
Basic			$2.04			$1.37
Diluted			$2.01			$1.34

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

NM - Percentage change not meaningful.

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2018	2017
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2018: $2,991,629; 2017: $3,027,408)	$2,961,541	$3,057,054
Equity Securities, at fair value (cost: 2018: $317,497; 2017: $224,159)	327,466	235,981
Other Invested Assets	38,372	30,488
Short-Term Investments, available-for-sale, at fair value (amortized cost: 2018: $6,368; 2017: $6,477)	6,368	6,480
Total Investments	$3,333,747	$3,330,003
Cash and Cash Equivalents	175,834	102,735
Restricted Cash and Cash Equivalents	47,522	56,229
Premiums Receivable	455,742	351,393
Prepaid Reinsurance Premiums	239,660	228,569
Reinsurance Recoverable on Paid Losses	94,503	72,494
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	799,084	809,765
Deferred Policy Acquisition Costs	157,153	135,249
Accrued Investment Income	20,276	19,480
Goodwill and Other Intangible Assets	28,272	6,596
Current Income Tax Receivable, Net	21,395	16,667
Deferred Income Tax, Net	24,552	22,271
Other Assets	91,205	73,171
Total Assets	$5,488,945	$5,224,622

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,574,116	$2,515,145
Unearned Premiums	1,125,731	987,681
Reinsurance Balances Payable	132,285	136,192
Senior Notes	263,967	263,885
Payable for Investments Purchased	45,800	—
Accounts Payable and Other Liabilities	112,962	95,754
Total Liabilities	$4,254,861	$3,998,657

Stockholders' Equity:
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,764 shares for 2018 and 36,530 shares for 2017)	3,673	3,650
Additional Paid-In Capital	376,705	376,868
Treasury Stock, at cost (7,023 shares for 2018 and 2017)	(155,801)	(155,801)
Retained Earnings	1,045,131	981,380
Accumulated Other Comprehensive Income	(35,624)	19,868
Total Stockholders' Equity	$1,234,084	$1,225,965
Total Liabilities and Stockholders' Equity	$5,488,945	$5,224,622

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended June 30, 2018
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$288,478	$132,523	$76,235	$—	$497,236
Ceded Written Premiums	(76,144)	(39,882)	(1,918)	—	(117,944)
Net Written Premiums	212,334	92,641	74,317	—	379,292

Net Earned Premiums	$179,746	$92,071	$59,198	$—	$331,015
Net Losses and LAE	(111,885)	(52,304)	(32,144)	—	(196,333)
Commission Expenses	(20,382)	(19,863)	(13,148)	200	(53,193)
Other Operating Expenses	(38,447)	(23,299)	(6,436)	—	(68,182)
Other Underwriting Income (Expense)	71	—	136	(200)	7

Underwriting Profit (Loss)	$9,103	$(3,395)	$7,606	$—	$13,314

Net Investment Income				24,601	24,601
Total Net Realized and Unrealized Gains				3,116	3,116
Interest Expense				(3,864)	(3,864)
Other Income				2,621	2,621
Income (Loss) Before Income Taxes	$9,103	$(3,395)	$7,606	$26,474	$39,788
Income Tax Expense				(7,684)	(7,684)
Net Income					$32,104

Losses and LAE Ratio	62.2%	56.8%	54.3%		59.3%
Commission Expense Ratio	11.3%	21.6%	22.2%		16.1%
Other Operating Expense Ratio (2)	21.4%	25.3%	10.7%		20.6%
Combined Ratio	94.9%	103.7%	87.2%		96.0%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended June 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$257,186	$131,193	$63,800	$—	$452,179
Ceded Written Premiums	(73,857)	(43,809)	(1,231)	—	(118,897)
Net Written Premiums	183,329	87,384	62,569	—	333,282

Net Earned Premiums	$167,087	$82,100	$44,648	$—	$293,835
Net Losses and LAE	(105,270)	(44,095)	(27,745)	—	(177,110)
Commission Expenses	(20,460)	(19,001)	(8,970)	258	(48,173)
Other Operating Expenses	(33,140)	(22,506)	(5,120)	—	(60,766)
Other Underwriting Income (Expense)	100	—	169	(258)	11

Underwriting Profit (Loss)	$8,317	$(3,502)	$2,982	$—	$7,797

Net Investment Income				22,265	22,265
Total Net Realized and Unrealized Gains				1,694	1,694
Interest Expense				(3,861)	(3,861)
Other Loss				(422)	(422)
Income (Loss) Before Income Taxes	$8,317	$(3,502)	$2,982	$19,676	$27,473
Income Tax Expense				(6,971)	(6,971)
Net Income					$20,502

Losses and LAE Ratio	63.0%	53.7%	62.1%		60.3%
Commission Expense Ratio	12.2%	23.1%	20.1%		16.4%
Other Operating Expense Ratio (2)	19.8%	27.5%	11.1%		20.6%
Combined Ratio	95.0%	104.3%	93.3%		97.3%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Six Months Ended June 30, 2018
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$528,406	$260,395	$203,659	$—	$992,460
Ceded Written Premiums	(142,725)	(68,770)	(8,411)	—	(219,906)
Net Written Premiums	385,681	191,625	195,248	—	772,554

Net Earned Premiums	$352,659	$185,281	$115,702	$—	$653,642
Net Losses and LAE	(222,307)	(98,147)	(62,024)	—	(382,478)
Commission Expenses	(41,243)	(39,619)	(26,916)	433	(107,345)
Other Operating Expenses	(75,438)	(43,829)	(11,841)	—	(131,108)
Other Underwriting Income (Expense)	169	—	274	(433)	10

Underwriting Profit	$13,840	$3,686	$15,195	$—	$32,721

Net Investment Income				48,303	48,303
Total Net Realized and Unrealized Gains				1,104	1,104
Interest Expense				(7,728)	(7,728)
Other Income				2,501	2,501
Income Before Income Taxes	$13,840	$3,686	$15,195	$44,179	$76,901
Income Tax Expense				(13,919)	(13,919)
Net Income					$62,982

Losses and LAE Ratio	63.0%	53.0%	53.6%		58.5%
Commission Expense Ratio	11.7%	21.4%	23.3%		16.4%
Other Operating Expense Ratio (2)	21.4%	23.6%	10.0%		20.1%
Combined Ratio	96.1%	98.0%	86.9%		95.0%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Six Months Ended June 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$494,791	$273,053	$134,640	$—	$902,484
Ceded Written Premiums	(135,344)	(90,402)	(6,293)	—	(232,039)
Net Written Premiums	359,447	182,651	128,347	—	670,445

Net Earned Premiums	$331,091	$166,186	$82,689	$—	$579,966
Net Losses and LAE	(204,096)	(94,800)	(47,814)	—	(346,710)
Commission Expenses	(40,844)	(38,234)	(17,462)	523	(96,017)
Other Operating Expenses	(66,612)	(42,299)	(10,393)	—	(119,304)
Other Underwriting Income (Expense)	210	—	345	(523)	32

Underwriting Profit (Loss)	$19,749	$(9,147)	$7,365	$—	$17,967

Net Investment Income				43,713	43,713
Total Net Realized and Unrealized Gains				1,650	1,650
Interest Expense				(7,722)	(7,722)
Other Income				625	625
Income (Loss) Before Income Taxes	$19,749	$(9,147)	$7,365	$38,266	$56,233
Income Tax Expense				(14,621)	(14,621)
Net Income					$41,612

Losses and LAE Ratio	61.6%	57.0%	57.8%		59.8%
Commission Expense Ratio	12.3%	23.0%	21.1%		16.6%
Other Operating Expense Ratio (2)	20.1%	25.5%	12.2%		20.5%
Combined Ratio	94.0%	105.5%	91.1%		96.9%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended June 30, 2018				Three Months Ended June 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$38,830	$217,984	$31,664	$288,478	$41,687	$187,492	$28,007	$257,186	12.2%
Ceded Written Premiums	(16,918)	(54,835)	(4,391)	(76,144)	(19,451)	(51,147)	(3,259)	(73,857)	3.1%
Net Written Premiums	21,912	163,149	27,273	212,334	22,236	136,345	24,748	183,329	15.8%

Net Earned Premiums	$21,177	$132,630	$25,939	$179,746	$21,812	$121,226	$24,049	$167,087	7.6%
Net Losses and LAE	(9,517)	(86,192)	(16,176)	(111,885)	(12,767)	(77,858)	(14,645)	(105,270)	6.3%
Commission Expenses	(780)	(15,089)	(4,513)	(20,382)	(1,575)	(15,232)	(3,653)	(20,460)	(0.4%)
Other Operating Expenses	(6,934)	(26,231)	(5,282)	(38,447)	(6,798)	(21,645)	(4,697)	(33,140)	16.0%
Other Underwriting Income	53	13	5	71	82	9	9	100	(29.0%)

Underwriting Profit (Loss)	$3,999	$5,131	$(27)	$9,103	$754	$6,500	$1,063	$8,317	9.5%

Losses and LAE Ratio	44.9%	65.0%	62.4%	62.2%	58.5%	64.2%	60.9%	63.0%
Commission Expense Ratio	3.7%	11.4%	17.4%	11.3%	7.2%	12.6%	15.2%	12.2%
Other Operating Expense Ratio (1)	32.5%	19.7%	20.3%	21.4%	30.8%	17.8%	19.5%	19.8%
Combined Ratio	81.1%	96.1%	100.1%	94.9%	96.5%	94.6%	95.6%	95.0%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended June 30, 2018				Three Months Ended June 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$40,714	$46,579	$45,230	$132,523	$49,597	$46,663	$34,933	$131,193	1.0%
Ceded Written Premiums	(11,523)	(17,705)	(10,654)	(39,882)	(12,536)	(20,362)	(10,911)	(43,809)	(9.0%)
Net Written Premiums	29,191	28,874	34,576	92,641	37,061	26,301	24,022	87,384	6.0%

Net Earned Premiums	$37,197	$23,715	$31,159	$92,071	$39,525	$23,337	$19,238	$82,100	12.1%
Net Losses and LAE	(29,287)	(6,294)	(16,723)	(52,304)	(23,848)	(8,867)	(11,380)	(44,095)	18.6%
Commission Expenses	(8,945)	(2,984)	(7,935)	(19,863)	(9,517)	(4,577)	(4,907)	(19,001)	4.5%
Other Operating Expenses	(7,931)	(8,703)	(6,664)	(23,299)	(9,226)	(7,946)	(5,334)	(22,506)	3.5%

Underwriting Profit (Loss)	$(8,966)	$5,734	$(163)	$(3,395)	$(3,066)	$1,947	$(2,383)	$(3,502)	(3.0%)

Losses and LAE Ratio	78.7%	26.5%	53.7%	56.8%	60.3%	38.0%	59.2%	53.7%
Commission Expense Ratio	24.0%	12.6%	25.5%	21.6%	24.1%	19.6%	25.5%	23.1%
Other Operating Expense Ratio	21.4%	36.7%	21.3%	25.3%	23.4%	34.1%	27.7%	27.5%
Combined Ratio	124.1%	75.8%	100.5%	103.7%	107.8%	91.7%	112.4%	104.3%

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Six Months Ended June 30, 2018				Six Months Ended June 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$80,554	$386,177	$61,675	$528,406	$82,637	$358,126	$54,028	$494,791	6.8%
Ceded Written Premiums	(34,398)	(99,747)	(8,580)	(142,725)	(36,971)	(89,345)	(9,028)	(135,344)	5.5%
Net Written Premiums	46,156	286,430	53,095	385,681	45,666	268,781	45,000	359,447	7.3%

Net Earned Premiums	$42,269	$260,220	$50,170	$352,659	$44,506	$240,349	$46,236	$331,091	6.5%
Net Losses and LAE	(25,269)	(167,110)	(29,928)	(222,307)	(26,542)	(149,607)	(27,947)	(204,096)	8.9%
Commission Expenses	(2,188)	(30,256)	(8,799)	(41,243)	(3,047)	(30,598)	(7,199)	(40,844)	1.0%
Other Operating Expenses	(13,209)	(51,855)	(10,374)	(75,438)	(13,619)	(43,459)	(9,534)	(66,612)	13.3%
Other Underwriting Income	130	28	11	169	165	27	18	210	(19.5%)

Underwriting Profit	$1,733	$11,027	$1,080	$13,840	$1,463	$16,712	$1,574	$19,749	(29.9%)

Losses and LAE Ratio	59.8%	64.2%	59.7%	63.0%	59.6%	62.2%	60.4%	61.6%
Commission Expense Ratio	5.2%	11.6%	17.5%	11.7%	6.8%	12.7%	15.6%	12.3%
Other Operating Expense Ratio (1)	30.9%	20.0%	20.6%	21.4%	30.3%	18.1%	20.6%	20.1%
Combined Ratio	95.9%	95.8%	97.8%	96.1%	96.7%	93.0%	96.6%	94.0%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Six Months Ended June 30, 2018				Six Months Ended June 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$97,192	$80,539	$82,664	$260,395	$118,430	$87,031	$67,592	$273,053	(4.6%)
Ceded Written Premiums	(19,577)	(31,372)	(17,821)	(68,770)	(23,462)	(50,008)	(16,932)	(90,402)	(23.9%)
Net Written Premiums	77,615	49,167	64,843	191,625	94,968	37,023	50,660	182,651	4.9%

Net Earned Premiums	$76,476	$45,484	$63,321	$185,281	$77,020	$45,517	$43,649	$166,186	11.5%
Net Losses and LAE	(49,733)	(15,517)	(32,897)	(98,147)	(44,449)	(24,736)	(25,615)	(94,800)	3.5%
Commission Expenses	(18,675)	(5,549)	(15,396)	(39,619)	(19,058)	(8,319)	(10,857)	(38,234)	3.6%
Other Operating Expenses	(14,741)	(16,382)	(12,705)	(43,829)	(17,666)	(14,369)	(10,264)	(42,299)	3.6%

Underwriting Profit (Loss)	$(6,673)	$8,036	$2,323	$3,686	$(4,153)	$(1,907)	$(3,087)	$(9,147)	NM

Losses and LAE Ratio	65.0%	34.1%	52.0%	53.0%	57.7%	54.3%	58.7%	57.0%
Commission Expense Ratio	24.4%	12.2%	24.3%	21.4%	24.7%	18.3%	24.9%	23.0%
Other Operating Expense Ratio	19.3%	36.0%	20.0%	23.6%	23.0%	31.6%	23.5%	25.5%
Combined Ratio	108.7%	82.3%	96.3%	98.0%	105.4%	104.2%	107.1%	105.5%

NM – Percentage change not meaningful

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2018	2017	2018	2017
U.S. Insurance:
Loss and LAE Payments	$81,269	$86,792	45.2%	51.9%
Change in Reserves	30,616	18,478	17.0%	11.1%
Net Incurred Loss and LAE	$111,885	$105,270	62.2%	63.0%

Int'l Insurance:
Loss and LAE Payments	$56,926	$46,050	61.8%	56.1%
Change in Reserves	(4,622)	(1,955)	(5.0%)	(2.4%)
Net Incurred Loss and LAE	$52,304	$44,095	56.8%	53.7%

GlobalRe:
Loss and LAE Payments	$22,413	$21,279	37.9%	47.6%
Change in Reserves	9,731	6,466	16.4%	14.5%
Net Incurred Loss and LAE	$32,144	$27,745	54.3%	62.1%

Total
Loss and LAE Payments	$160,608	$154,121	48.5%	52.5%
Change in Reserves	35,725	22,989	10.8%	7.8%
Net Incurred Loss and LAE	$196,333	$177,110	59.3%	60.3%

	For the Three Months Ended June 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2018	2017	2018	2017
U.S. Insurance	$2,220	$(295)	0.7%	(0.1%)
Int'l Insurance	(3,330)	(4,743)	(1.0%)	(1.6%)
GlobalRe	(244)	(2,992)	(0.1%)	(1.0%)
Total	$(1,354)	$(8,030)	(0.4%)	(2.7%)

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Six Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2018	2017	2018	2017
U.S. Insurance:
Loss and LAE Payments	$168,820	$156,563	47.8%	47.2%
Change in Reserves	53,487	47,533	15.2%	14.4%
Net Incurred Loss and LAE	$222,307	$204,096	63.0%	61.6%

Int'l Insurance:
Loss and LAE Payments	$105,169	$90,958	56.8%	54.7%
Change in Reserves	(7,022)	3,842	(3.8%)	2.3%
Net Incurred Loss and LAE	$98,147	$94,800	53.0%	57.0%

GlobalRe:
Loss and LAE Payments	$51,686	$49,609	44.8%	60.0%
Change in Reserves	10,338	(1,795)	8.8%	(2.2%)
Net Incurred Loss and LAE	$62,024	$47,814	53.6%	57.8%

Total
Loss and LAE Payments	$325,675	$297,130	49.8%	51.3%
Change in Reserves	56,803	49,580	8.7%	8.5%
Net Incurred Loss and LAE	$382,478	$346,710	58.5%	59.8%

	For the Six Months Ended June 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2018	2017	2018	2017
U.S. Insurance	$(2,593)	$177	(0.4%)	0.0%
Int'l Insurance	(847)	(11,359)	(0.1%)	(2.0%)
GlobalRe	120	(3,933)	0.0%	(0.7%)
Total	$(3,320)	$(15,115)	(0.5%)	(2.7%)

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of June 30, 2018
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$51,576	$50,637	$102,213
P&C	197,765	740,654	938,419
Professional Liability	34,839	87,603	122,442
Total U.S. Insurance	$284,180	$878,894	$1,163,074
Int'l Insurance:
Marine	$172,149	$36,540	$208,689
P&C	75,011	24,928	99,939
Professional Liability	39,551	101,453	141,004
Total Int'l Insurance	$286,711	$162,921	$449,632

GlobalRe	$58,300	$104,026	$162,326

Total Net Loss Reserves	$629,191	$1,145,841	$1,775,032

	As of December 31, 2017
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$58,301	$45,393	$103,694
P&C	192,291	700,264	892,555
Professional Liability	26,774	86,649	113,423
Total U.S. Insurance	$277,366	$832,306	$1,109,672
Int'l Insurance:
Marine	$181,369	$39,949	$221,318
P&C	66,412	37,067	103,479
Professional Liability	31,463	87,211	118,674
Total Int'l Insurance	$279,244	$164,227	$443,471

GlobalRe	$58,962	$93,275	$152,237

Total Net Loss Reserves	$615,572	$1,089,808	$1,705,380

News Release

August 8, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of June 30, 2018, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an effective duration of 3.5 years. The Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth the Available-For-Sale Investments as of June 30, 2018:

	As of June 30, 2018
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$289,612	$955	$(4,189)	$292,846
States, Municipalities and Political Subdivisions	658,129	10,410	(4,870)	652,589
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	362,870	1,091	(14,497)	376,276
Residential Mortgage Obligations	96,134	464	(431)	96,101
Asset-Backed Securities	476,838	737	(2,749)	478,850
Commercial Mortgage-Backed Securities	168,609	807	(2,817)	170,619
Subtotal	$1,104,451	$3,099	$(20,494)	$1,121,846
Corporate Exposures (1)	909,349	4,303	(19,302)	924,348
Total Fixed Maturities	$2,961,541	$18,767	$(48,855)	$2,991,629
Short-Term Investments	6,368	—	—	6,368
Total Available-For-Sale Investments	$2,967,909	$18,767	$(48,855)	$2,997,997

(1) - Corporate Exposures consist of investments in corporate bonds, hybrid bonds and redeemable preferred stocks.